Third Quarter 2014 Results Wednesday, December 10, 2014 Exhibit 99.1

Disclaimer and Risk Factors
Disclaimers
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
2
Certain statements contained in this material, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the
Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the
Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,”
“believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission. We cannot guarantee the accuracy of any such forward-looking statements contained in this material, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations and provide distributions to stockholders, and our ability to find suitable investment properties, may be significantly hindered. All forward-looking statements should be read in light of the risks identified in our 2013 Annual
Report on Form 10-K.

Disclaimer and Risk Factors

Risk Factors
. • See our Form 10-K, and recent Form 10-Q for specific risks associated with an investment in
SmartStop®
Self
Storage, Inc. formerly known as Strategic Storage Trust, Inc.
• As of September 30, 2014, our accumulated deficit was approximately $66 million and we may have a net loss in
2014.
• No public market currently exists for shares of our common stock. It may be difficult to sell your shares. If you sell your shares, it will likely be at a substantial discount.
• We have paid distributions from sources other than our cash flows from operations. We are not prohibited from undertaking such activities by our charter, bylaws or investment policies, and we may use an unlimited amount from any source to pay our distributions. We also may be required to sell assets or issue new securities for cash in order to pay distributions. Any such actions could reduce the amount of capital we ultimately invest in assets and negatively impact the amount of income available for future distributions.
• Prior to September 1, 2014 we had no employees and depended on our advisor to select investments and conduct our operations, and there is no guarantee that our advisor devoted adequate time or resources to us.
• Our board of directors may change any of our investment objectives, including our focus on self storage facilities.
• Prior to September 1, 2014 we paid substantial fees and expenses to our advisor and its affiliates which reduced cash available for investment and distribution.
• Prior to September 1, 2014 there were substantial conflicts of interest among us and our sponsor, advisor and property manager.
• We may fail to remain qualified as a REIT, which could adversely affect our operations and our ability to make distributions.
• We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment.
• Future distribution declarations are at the sole discretion of our board of directors and are not guaranteed. Since our inception, our cumulative distributions have exceeded cumulative GAAP earnings. We cannot assure you that we will achieve any of our investment objectives.
• We encourage you to review our SEC filings at
www.sec.gov.

Agenda 4 • Overview • Estimated Net Asset Value Per Share • 2014 Third Quarter Financial Update

•
SmartStop® Self Storage, Inc. (“SmartStop”) is a self-
administered and self-managed self storage REIT
with over 300 employees.
•
SmartStop® owns and/or operates 136 self storage
properties, ~87,000 units and ~11.3 million net
rentable square feet in 17 states and Toronto,
Canada. SmartStop is now the seventh largest self
storage owner/operator in the U.S.
•
SmartStop® now serves as the sponsor of two non-
traded REITs: Strategic Storage Trust II, Inc., which
focuses on current income-producing self storage
investments, and Strategic Storage Growth Trust,
Inc., a private REIT that focuses on lease-up,
development and growth investments in self storage
•
SmartStop® is one of the fastest-growing self storage
REITs nationwide
SmartStop® Self Storage, Inc.

Agenda 6 • Overview • Estimated Net Asset Value Per Share • 2014 Third Quarter Financial Update

Estimated Net Asset Value Per Share

•
Methodology-IPA Guidelines
–
Investment Program Association
•
Independent Valuation of Real Estate
–
Cushman & Wakefield Western, Inc.
•
Estimated Net Asset Value Per Share

Estimated Net Asset Value Per Share*

Estimated Value Per Share
as of June 30, 2014
Real estate properties (on an individual property basis) $17.34
Land/Properties under development or construction 0.30
Investments in unconsolidated joint ventures 0.18
Cash and restricted cash 0.52
Other assets 0.05
Mortgage debt (7.14)
Other liabilities (0.26)
Incentive distribution (0.18)
Estimated enterprise value premium None assumed
Total Estimated Net Asset Value Per Share $10.81
*Please see the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2014 for a detailed description of the methodology and key assumptions used to determine the estimated net asset value per share and the limitations of the estimated value per share.

Agenda 9 • Overview • Estimated Net Asset Value Per Share • 2014 Third Quarter Financial Update

Self Administration and Investment
Management Transaction

5-Star Approach to Maximizing Shareholder Value
Accretive Self Administration and Investment Management Transaction
SmartStop Brand & Management Team
Alignment of Interests & Financial Flexibility
Investment Management Platform
Unique Opportunity for Growth

Team responsible for 11 consecutive quarters of same store revenue and NOI growth:
Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014
Revenue
Growth
3.6% 4.5% 5.5% 5.8% 9.0% 9.7% 9.4% 8.6% 7.6% 8.8% 7.8%
NOI Growth
8.7% 5.7% 8.5% 10.4% 19.0% 21.2% 16.1% 13.9% 8.1% 15.7% 14.9%
Total
Properties
45 61 72 77 90 90 91 101 109 109 109
11
PAULA MATTHEWS
Executive Vice President
& Assistant Secretary
Accounting
MICHAEL S. MCCLURE
Executive Vice President,
Chief Financial Officer
& Treasurer
H. MICHAEL SCHWARTZ
Chairman,
Chief Executive Officer &
President
WAYNE JOHNSON
Senior Vice President,
Acquisitions
JAMES BERG
Secretary
Staff of over 300 self storage professionals, in areas including:
Acquisitions
Capital
Projects
Due Diligence
Finance
Human
Resources
Investor Relations
Legal
Marketing
Operations
Property
Management
Revenue
Management
KEN MORRISON
Senior Vice President,
Property Management
SmartStop has Retained a Dedicated Group of Self Storage Experts…
Self Administration and Investment
Management Transaction

As a result of the Self Administration and Investment Management Transaction,
SmartStop will now be entitled to the following fees and reimbursements:

Program
Acquisition
Fees
Asset Management
Fees
Property Management
Fees
Operating Expense
Reimbursements
SST II 1.75% 0.625% 6.00% Actual Expense
SSGT* 1.00% 0.50% 6.00% Actual Expense
Strategic Storage Trust II, Inc.
$1.1B Maximum Raise
Income-producing investment focus
Strategic Storage Growth Trust, Inc.
$110M Maximum Raise*
Growth and development investment focus
Sponsorship Can Drive Incremental Revenue
Self Administration and Investment
Management Transaction
*We are also registering an offering of a maximum $1,000,000,000 in common shares for sale to the public and $95,000,000 in common shares for sale pursuant to our distribution reinvestment plan (collectively the “Public Offering”). We intend to terminate the private offering before the Public Offering becomes effective. The S-11 for the Public Offering was filed on 1/22/14.

Agenda 13 • Overview • Estimated Net Asset Value Per Share • 2014 Third Quarter Financial Update

SmartStop® Self Storage, Inc. – Financial Update 14 Owned Properties by Quarter

SmartStop® Self Storage, Inc.
– Financial Update
15
Owned/Operated Square Footage by State (as of 9/30/2014)
•
136 properties
•
17 states, 1 province
•
87,000 units
•
11.3 million SF
8.2%
2.6%
7.9%
12.6%
2.0%
3.3%
3.5%
3.6%
3.7%
15.3%
10.5%
3.2%
3.7%
2.5%
0.7%
4.3%
8.5%
3.9%
5
5
5
9
11
22
4
5
3
10
6
1
6
4
15
4

6

SmartStop® Self Storage, Inc.
– Financial Update

Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14
Current Year Occ Sq Ft (%) 77.2% 77.1% 82.6% 82.3% 82.0% 81.6% 84.6% 84.5% 83.0% 84.5% 88.2% 87.7%
No. of Properties 41 45 60 71 76 89 89 90 100 108 108 108
* Does not include Canadian properties
70.0%
72.0%
74.0%
76.0%
78.0%
80.0%
82.0%
84.0%
86.0%
88.0%
90.0%
(1,200)
800
2,800
4,800
6,800
8,800
10,800
12,800
Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14
Same Store Occupancy
Q4-2011 to Q3-2014

SmartStop® Self Storage, Inc.
– Financial Update

Cash Flow from Operations
$4.8 Million for Three Months Ended 9/30/2013
$8.7 Million for Three Months Ended 9/30/2014
82%
$14.1 Million for Nine Months Ended 9/30/2013
$23.4 Million for Nine Months Ended 9/30/2014
66%
IPA Modified Funds from Operations
$5.9 Million for Three Months Ended 9/30/2013
$8.7 Million for Three Months Ended 9/30/2014
48%
$15.0 Million for Nine Months Ended 9/30/2013
$22.8 Million for Nine Months Ended 9/30/2014
53%
Third Quarter 2014

SmartStop® Self Storage, Inc.
– Financial Update

Third Quarter 2014 vs. 2013
•
Revenues 7.8%
•
Net Operating Income 14.9%
(1)
•
11 Consecutive Same Store Revenue & NOI Growth
2014 2013
•
Property Operating Expenses as a Percentage of
Revenue
35.2%
(1)
39.2%
•
Number of Facilities 109 109
•
Average Physical Occupancy 88% 85%
Same Store Performance
(1) As a result of the Self Administration and Investment Management Transaction, our NOI and property operating expenses in September 2014 were favorably impacted due to the effect of eliminating property management fees offset by new expenses associated with the direct oversight of our properties. Excluding such impact, our NOI increase was approximately 12%.

SmartStop® Self Storage, Inc.
– Financial Update

Nine Months Ended Sept 30, 2014 vs 2013
•
Revenues 8.0%
•
Net Operating Income 12.8%
(1)
2014 2013
•
Property Operating Expenses as a Percentage of
Revenue
37.2%
(1)
39.9%
•
Number of Facilities 109 109
•
Average Physical Occupancy 86% 83%
Same Store Performance
(1)
As a result of the Self Administration and Investment Management Transaction, our NOI and property operating expenses in September 2014 were favorably impacted due to the effect of eliminating property management fees offset by new expenses associated with the direct oversight of our properties. Excluding such impact, our NOI increase was approximately 12%.

NOI and MFFO Definition

Net Operating Income (“NOI”)
• NOI is a non-GAAP measure that we define as net income (loss), computed in accordance with GAAP, generated from properties before corporate general and administrative expenses, asset management fees, interest expense, depreciation, amortization, acquisition expenses, self administration and investment management transaction expenses and other non-
property related expenses. We believe that net operating income is useful for investors as it provides a measure of the operating performance of our operating assets because net operating income excludes certain items that are not associated with the operation of the properties. Additionally, we believe that NOI is a widely accepted measure of comparative operating performance in the real estate community. However, our use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount.
Funds from Operations (“FFO”) and Modified Funds from Operations (“MFFO”)
• Due to certain unique operating characteristics of real estate companies, the National Association of Real Estate Investment
Trusts, or NAREIT, an industry trade group, has promulgated a measure known as funds from operations, or FFO, which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to our net income (loss) as determined under GAAP.
• We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the
Board of Governors of NAREIT, as revised in February 2004, or the White Paper. The White Paper defines FFO as net income
(loss) computed in accordance with GAAP, excluding gains or losses from sales of property and asset impairment write downs, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. Our FFO calculation complies with NAREIT’s policy described above.

NOI and MFFO Definition – Con’t

•
The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Diminution in value may occur if such assets are not adequately maintained or repaired and renovated as required by relevant circumstances or other measures necessary to maintain the assets are not undertaken. However, we believe that, since real estate values historically rise and fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation may be less informative. In addition, in the determination of FFO, we believe it is appropriate to disregard impairment charges, as this is a fair value adjustment that is largely based on market fluctuations and assessments regarding general market conditions which can change over time. An asset will only be evaluated for impairment if certain impairment indications exist and if the carrying value, or book value, exceeds the total estimated undiscounted future cash flows (including net rental revenues, net proceeds on the sale of the property, and any other ancillary cash flows at a property or group level under GAAP) from such asset. Testing for impairment is a continuous process and is analyzed on a quarterly basis. Investors should note, however, that determinations of whether impairment charges have been incurred are based partly on anticipated operating performance, because estimated undiscounted future cash flows from a property, including estimated future net rental revenues, net proceeds on the sale of the property, and certain other ancillary cash flows, are taken into account in determining whether an impairment charge has been incurred.
•
Historical accounting for real estate involves the use of GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in GAAP. Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization and impairments, assists in providing a more complete understanding of our performance to investors and to our management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income (loss).

NOI and MFFO Definition – Con’t

• However, FFO or MFFO, discussed below, should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income (loss) or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under GAAP should be considered a more relevant measure of operational performance and is, therefore, given more prominence than the non-GAAP FFO and MFFO measures and the adjustments to GAAP in calculating FFO and MFFO.
• Changes in the accounting and reporting rules under GAAP that were put into effect and other changes to GAAP accounting for real estate subsequent to the establishment of NAREIT’s definition of FFO have prompted an increase in cash-settled expenses, specifically acquisition fees and expenses, as items that are expensed as operating expenses under GAAP. We believe these fees and expenses do not affect our overall long-term operating performance. Publicly registered, non-traded REITs typically have a significant amount of acquisition activity and are substantially more dynamic during their initial years of investment and operation. The purchase of properties, and the corresponding expenses associated with that process, is a key feature of our business plan in order to generate operational income and cash flow in order to make distributions to investors. While other start-up entities may also experience significant acquisition activity during their initial years, we believe that publicly registered, non-traded REITs are unique in that they typically have a limited life with targeted exit strategies within a relatively limited time frame after the acquisition activity ceases. Our board of directors is in the process of determining which liquidity event, if any, is in the best interests of us and our stockholders, including, but not limited to, a listing of our shares of common stock on a national securities exchange. We expect to achieve a liquidity event within three years, which is generally comparable to other publicly registered, non-traded REITs. Thus, we may not continuously purchase assets and may have a limited life as a non-traded REIT. The decision whether to engage in any liquidity event is in the sole discretion of our board of directors. Due to the above factors and other unique features of publicly registered, non-traded REITs, the Investment Program
Association, or the IPA, an industry trade group, has standardized a measure known as modified funds from operations, or
MFFO, which the IPA has recommended as a supplemental measure for publicly registered, non-traded REITs and which we believe to be another appropriate supplemental measure to reflect the operating performance of a publicly registered, non-
traded REIT having the characteristics described above.

NOI and MFFO Definition – Con’t

MFFO is not equivalent to our net income (loss) as determined under GAAP, and MFFO may not be a useful measure of the impact of long-term operating performance on value if we do not ultimately engage in a liquidity event. We believe that, because MFFO excludes acquisition fees and expenses that affect our operations only in periods in which acquisitions are made and that we consider more reflective of investing activities, as well as other non-operating items included in FFO, MFFO can provide, on a going-forward basis, an indication of the sustainability (that is, the capacity to continue to be maintained) of our operating performance after the period in which we are making acquisitions and once our assets are in place. By providing
MFFO, we believe we are presenting useful information that assists investors and analysts to better assess the sustainability of our operating performance now that our offering has been completed and we expect our acquisition activity over the near term to be less vigorous, with the sustainability of the operating performance of other real estate companies that are not as involved in acquisition activities. We also believe that MFFO is a recognized measure of sustainable operating performance by the publicly registered, non-traded REIT industry. Investors are cautioned that MFFO should only be used to assess the sustainability of our operating performance now that our offering has been completed and we expect our acquisition activity over the near term to be less vigorous, as it excludes acquisition fees and expenses that have a negative effect on our operating performance during the periods in which acquisitions are made.
• We define MFFO, a non-GAAP measure, consistent with the IPA’s Guideline 2010-01, Supplemental Performance Measure for
Publicly Registered, Non-Listed REITs: Modified Funds from Operations (the “Practice Guideline”) issued by the IPA in
November 2010. The Practice Guideline defines MFFO as FFO further adjusted for the following items included in the determination of GAAP net income (loss): acquisition fees and expenses; amounts relating to straight line rents and amortization of above or below intangible lease assets and liabilities; accretion of discounts and amortization of premiums on debt investments; non-recurring impairments of real estate related investments; mark-to-market adjustments included in net income; non-recurring gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, and after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect MFFO

NOI and MFFO Definition – Con’t

on the same basis. The accretion of discounts and amortization of premiums on debt investments, unrealized gains and losses on hedges, foreign exchange, derivatives or securities holdings, unrealized gains and losses resulting from consolidations, as well as other listed cash flow adjustments are adjustments made to net income (loss) in calculating cash flows from operations and, in some cases, reflect gains or losses which are unrealized and may not ultimately be realized.
Our MFFO calculation complies with the IPA’s Practice Guideline described above. In calculating MFFO, we exclude acquisition related expenses (including self administration and investment management transaction expenses), the amortization of fair value adjustments related to debt, realized and unrealized gains and losses on foreign exchange holdings and the adjustments of such items related to noncontrolling interests. The other adjustments included in the IPA’s Practice Guideline are not applicable to us for the periods presented. Acquisition fees and expenses are paid in cash by us, and we have not set aside or put into escrow any specific amount of proceeds from our offering to be used to fund acquisition fees and expenses. Acquisition fees and expenses include payments to our Former Advisor and third parties. Acquisition related expenses under GAAP are considered operating expenses and as expenses included in the determination of net income (loss) and income (loss) from continuing operations, both of which are performance measures under GAAP. All paid and accrued acquisition fees and expenses will have negative effects on returns to investors, the potential for future distributions, and cash flows generated by us, unless earnings from operations or net sales proceeds from the disposition of other properties are generated to cover the purchase price, these fees and expenses and other costs. In the future, if we are not able to raise additional proceeds from our distribution reinvestment plan offering or other potential offerings, this could result in us paying acquisition fees or acquisition expenses with net proceeds from borrowed funds, operational earnings or cash flows, net proceeds from the sale of properties, or ancillary cash flows. As a result, the amount of proceeds available for investment and operations would be reduced, or we may incur additional interest expense as a result of borrowed funds.
Further, under GAAP, certain contemplated non-cash fair value and other non-cash adjustments are considered operating non-
cash adjustments to net income (loss) in determining cash flows from operations. In addition, we view fair value adjustments of derivatives and the amortization of fair value adjustments related to debt as items which are unrealized and may not ultimately be realized or as items which are not reflective of on-going operations and are therefore typically adjusted for when assessing operating performance.

NOI and MFFO Definition – Con’t

•
We use MFFO and the adjustments used to calculate it in order to evaluate our performance against other publicly registered, non-traded REITs which intend to have limited lives with short and defined acquisition periods and targeted exit strategies shortly thereafter. As noted above, MFFO may not be a useful measure of the impact of long-term operating performance if we do not continue to operate in this manner. We believe that our use of MFFO and the adjustments used to calculate it allow us to present our performance in a manner that reflects certain characteristics that are unique to publicly registered, non-traded REITs, such as their limited life as a non-traded REIT, limited and defined acquisition period and targeted exit strategy, and hence that the use of such measures may be useful to investors. By excluding expensed acquisition fees and expenses, the use of MFFO provides information consistent with management’s analysis of the operating performance of its acquisitions. Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to our current operating performance. By excluding such charges that may reflect anticipated and unrealized gains or losses, we believe MFFO provides useful supplemental information. Presentation of this information is intended to provide useful information to investors as they compare the operating performance of different REITs, although it should be noted that not all
REITs calculate FFO and MFFO the same way, so comparisons with other REITs may not be meaningful. Furthermore, FFO and
MFFO are not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net income (loss) or income (loss) from continuing operations as an indication of our performance, as an alternative to cash flows from operations, which is an indication of our liquidity, or indicative of funds available to fund our cash needs including our ability to make distributions to our stockholders. FFO and MFFO should be reviewed in conjunction with other measurements as an indication of our performance. MFFO may be useful in assisting management and investors in assessing the sustainability of operating performance in future operating periods, and in particular, after the offering and acquisition stages are complete and net asset value is disclosed. FFO and MFFO are not useful measures in evaluating net asset value because impairments are taken into account in determining net asset value but not in determining FFO and MFFO.

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